Property and Equipment, Net (Tables)	12 Months Ended
Dec. 31, 2020
Property and Equipment, Net
Schedule of property and equipment

	As of December 31,
	2019	2020	2020
	RMB	RMB	USD
Leasehold improvements	58,136,435	58,932,840	9,031,853
Furniture, fixtures and equipment	29,744,931	29,236,780	4,480,733
Motor vehicles	3,701,461	3,701,461	567,274
Total	91,582,827	91,871,081	14,079,860
Accumulated depreciation	(63,748,067)	(74,777,244)	(11,460,115)
Property and equipment, net	27,834,760	17,093,837	2,619,745